Exhibit 99.1

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GNER 'Mallard', U.K.

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Hiram Bingham, Peru

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Sea Containers Ltd.

Investor Presentation

New York

June 10, 2004

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Sea Containers House, London, U.K.

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Silja Serenade and SuperSeaCat, Helsinki, Finland

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GNER ‘Mallard’, U.K.

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SeaCat Diamant and SeaCat Scotland, Dover, U.K.

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SeaStreak Fleet, New York, U.S.A.

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Quadcon in use by the U.S. Marine Corp.

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Stainless steel refrigerated container, Qingdao, China

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SeaCell being loaded at Mercedes Benz factory, South Africa

Tank being lifted, Shanghai, China

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Construction at Hotel Caruso, Ravello, Italy

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La Cabaña, Buenos Aires, Argentina

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Hiram Bingham, Peru

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Hotel Ritz, Madrid, Spain

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Construction at Pansea Ubud, Bali, Indonesia

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Construction at Pansea Ubud, Bali, Indonesia

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Pansea Angkor, Cambodia

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Passenger Transport Division

[PHOTO]

David Benson

Senior Vice President

Passenger Transport

[GRAPHIC]

2003 High Points

•                  Strong peak season trading at Silja

•                  Sale of IOMSPC at a very good price, $234m

•                  Successful introduction of second SuperSeaCat on Helsinki-Tallinn route

•                  Hoverspeed only cross-Channel operator with yield and market share improvement.  Losses reduced

•                  Improved results Belfast-Troon route

•                  Hoverspeed and Belfast-Troon seasonal operations to reduce losses

•                  Successful joint venture in Adriatic with SNAV

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Fuel

Budgeted consumption 2004	Tonnes
Gas oil & MDO	115,000
Heavy fuel oil	133,000

•                  Consumption highest Q2 and Q3

•                  $/€ exchange rate considerations

•                  Fuel represents:   7.1% of ferry operating costs

1% of GNER operating costs

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Divisional Results: Revenue

[CHART]

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Divisional Results 2003: Passenger Carryings

[CHART]

Excludes IOMSPC carryings

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Divisional Results 2003: EBIT

[CHART]

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Hoverspeed: 2002-2003 EBIT

US$ millions	2002	2003

Revenue	105.9	98.3

Overheads	117.0	107.8

EBIT	(11.1)	(9.5)

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SeaStreak: 2002-2003 EBIT

US$ millions	2002	2003

Revenue	12.5	12.3

Overheads	10.1	12.0

EBIT	2.4	0.3

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Irish Sea: Belfast-Troon 2002-2003 EBIT

US$ millions	2002	2003

Revenue	12.5	15.3

Overheads	15.3	17.8

EBIT	(2.8)	(2.5)

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Action Plan 2004

•                  Defensive position UK Ferries

•                  Seek alternative uses in Mediterranean for fast craft

•                  Consolidation at SeaStreak

•                  Investigate acquisition opportunities to replace lost earnings from Isle of Man Steam Packet Company

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Silja Line

[PHOTO]

Antti Pankakoski

CEO, Silja OY, AB

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Silja Vision: The Best Service
Company in the Baltic Sea Region

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The best from:

Financial perspective	• We have delivered strong and consistent financial performance

Customer perspective	• Silja is the leading brand within cruise, transport and cargo

Internal perspective	• We consistently develop our offering to respond to and exceed customer needs

People perspective	• Our people have high professional standards and true service attitude

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Baltic Sea: 16 Million Passenger Market

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Turku–Stockholm 4 million
Helsinki–Tallinn 6 million
Helsinki–Stockholm 3 million
Aland–Stockholm 3 million

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Silja Routes

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Silja Markets 2003

[CHART]

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[CHART]

[CHART]

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Cargo Market in the Northern Baltic Sea

[CHART]

•              Average annual growth 1994-2003  5%

•              Silja actions increasing capacity

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Financial Results

US$ millions	2001	2002	2003

Revenue	457	493	619

EBITDA	70	82	79

EBIT	41	54	43

Note: SCL’s share of Silja in 2001 was $16m and in 2002 was $54m

[GRAPHIC]

Silja – Market Leader with Widest Offering

•  In 2003 Silja carried 5.4 million passengers

•  Market leader with 33% share

•  12 ships, total capacity 4,700 cabins

•  72 restaurants, cafés and bars, 25 shops

	(US$ millions)%
• Total revenues	620
• Restaurants	170	27
• Shops	227	37
• Ticket	163	26
• Cargo	57	9

• Average revenue per pax per day on Helsinki-Stockholm (US$)	145
• Ticket	44
• Restaurant	51
• Shops	50

[GRAPHIC]

[GRAPHIC]

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Strong Summer Peak – Cruises all Year

[GRAPHIC]

[CHART]

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Capex 2005/2006

Focus will be on:

•                  Helsinki-Stockholm product improvement to     strengthen our leadership position

•                  Turku-Stockholm combined cargo and passenger focus to improve operational efficiences

•                  Achieving operational excellence (IT)

[GRAPHIC]

[GRAPHIC]

Silja Geared for Growth and
Operational Excellence

Vision 2007

Business Development

Strategic direction

Enhanced customer focus
& operational excellence

Strong Brand
Strong Market Base

[GRAPHIC]

[PHOTO]

[GRAPHIC]

[LOGO]

[PHOTO]

Christopher Garnett

Vice President Rail and Chief Executive GNER

[GRAPHIC]

Key Issues

•                  2003

•                  Plans for 2004

•                  Franchise Bidding

[GRAPHIC]

GNER 2003

•                  EBIT up 22%

•                  Passenger revenue up 5.2% on 2002

•                  Carried 15.1 million passengers – another record

•                  Enlarged car parks

•                  Introduced lengthened Diesel Trains

•                  Launched rebuilt Mallard Trains

•                  Short-listed for Integrated Kent Franchise

•                  Established JV to bid for Greater Western Franchise

•                  Launched Internet Trials on trains

[GRAPHIC]

Rebuilt ‘Mallards’

[GRAPHIC]

[GRAPHIC]

GNER 2003

•                  EBIT up 22%

•                  Passenger revenue up 5.2% on 2002

•                  Carried 15.1 million passengers – another record

•                  Enlarged car parks

•                  Introduced lengthened Diesel Trains

•                  Launched rebuilt Mallard Trains

•                  Short-listed for Integrated Kent Franchise

•                  Established JV to bid for Greater Western Franchise

•                  Launched Internet Trials on trains

[GRAPHIC]

‘Mobile Office’

[GRAPHIC]

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GNER Financials

US$ millions	2002	2003

Revenue	695.7	723.2

Earnings before net finance costs	68.9	84.1

[GRAPHIC]

GNER 2004

•                  Deliver top class train performance

•                  Complete introduction of Mallard cars

•                  Complete station refurbishment

•                  Settle claim with the Strategic Rail Authority

•                  Internet on 10 trains

•                  Complete onboard information systems

•                  Win GNER franchise

•                  Win Kent franchise

•                  Get shortlisted for Greater Western franchise

•                  Government review of the railways

[GRAPHIC]

GNER Franchise

•                  Bid timetable

•                  Final bid details due to be published 1 July

•                  Bid to be submitted 1 September

•                  Decision January 2005

•                  Competitors

•                  Danish State Railways

•                  FirstGroup

•                  Equal joint venture by Virgin Group Investments, Stagecoach and Deutsche Bahn

•                  Issues / Opportunities

[GRAPHIC]

“I have been very impressed with GNER’s management, its industrial relations. It is a world-class operation. It has been very successful in the face of some difficult circumstances.” Dr Kim Howells, Minister for Transport

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Integrated Kent Franchise

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Integrated Kent Franchise

•                  Bid timetable

•                  Final specification due to be published mid-June

•                  Bid to be submitted mid-September

•                  Decision February/March 2005

•                  Competition

•                  Danish State Railways and Stagecoach

•                  FirstGroup

•                  Go-Ahead

[GRAPHIC]

Integrated Kent Franchise

•                  Key business statistics

•                  80% commuter railway

•                  Turnover $540m

•                  130m passenger journeys per annum

•                  1,000 trains per day

•                  Issues/ Opportunities

[GRAPHIC]

Greater Western Franchise

[GRAPHIC]

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Greater Western Franchise

•                  Who is our joint venture partner?

•                  Laing Rail - a subsidiary of John Laing plc

•                  Bid timetable

•                  Pre-qualification probably December 2004

•                  Main competition summer 2005?

•                  New franchise commences April 2006

[GRAPHIC]

Greater Western Franchise

•                  Key business statistics

•                  Mixed intercity, commuter and regional railway

•                  Turnover $1bn

•                  66m passenger journeys per annum

[GRAPHIC]

The Government Review of the Railways

•                  Due to be announced early July

•                  Might delay the East Coast and Kent franchises

•                  Key issues

•                  The future role of the Strategic Rail Authority

•                  Network Rail and TOCs not likely to change greatly

[GRAPHIC]

Passenger Transport Division

[GRAPHIC]

Container Division

[PHOTO]

Angus Frew

Vice President Containers and President GE SeaCo SRL

[GRAPHIC]

Container Division Activities

[GRAPHIC]

•                  Leasing

•                  GE SeaCo

•                  Sea Containers

•                  Manufacturing

•                  CMCI, USA

•                  PCML, Brazil

•                  YMCL, UK

•                  Depot Operations

•                  Australasia

•                  Brazil

•                  Singapore

[CHART]

[CHART]

Revenue by Activity -Reported

[GRAPHIC]

[CHART]

GE SeaCo revenue is not consolidated in Income Statements

[LOGO]

Revenue by Activity – Including GE SeaCo

[GRAPHIC]

[CHART]

[CHART]

Underlying leasing revenue growth of 21.8% in 2003 and 18.5% in Q1 2004

•                  GES Containers is 100% of GE SeaCo owned fleet revenue

[LOGO]

Operating Income (EBIT) by Activity – 2001-2003

[GRAPHIC]

[CHART]

[CHART]

GE SeaCo-owned fleet driving future growth

[LOGO]

Container Division P&L Accounts

[GRAPHIC]

US$ millions	2001	2002	2003

Revenue	122.3	111.9	109.2

Share of GES profits	11.2	15.4	22.1

Disposals and other	0.2	(4.3)	1.6

Operating and SG&A costs	(43.4)	(45.9)	(49.5)

Depreciation	(59.7)	(53.6)	(47.4)

Operating income (EBIT)	30.6	23.5	36.0

Only “share of GES profits” consolidated in Sea Containers Income Statements

[LOGO]

Container Division Financial Highlights

[GRAPHIC]

•                  Agreement in principle to acquire Owens Group container business and a tank-cleaning facility in Brazil – US$9 million

•                  Record investment in new equipment and highest in industry – US$204 million in 2003

•                  US$275 million floating rate secured notes issued in May 2004 at industry low spread – four times over-subscribed

•                  GE SeaCo excellent collections record in 2003 – debtor days down to industry-leading 55 days and no additional bad debt provisions required

[LOGO]

Key Equipment Types

[GRAPHIC]

Boxes/SeaCells

[GRAPHIC]

Reefers

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Tank Containers

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European Swapbodies

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[LOGO]

Total Fleet - WDV by Equipment Type

[GRAPHIC]

[CHART]

Diversified fleet a cushion against industry cycles

[LOGO]

Lessor Operating Fleets by Replacement Cost

[GRAPHIC]

[CHART]

GE SeaCo is overall industry leader

Source:  Containerisation International Containers Leasing Market 2003

[LOGO]

Market Share Container Lessor by TEU%

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Dry Freight Containers

[CHART]

Refrigerated Containers

[CHART]

Source:  Containerisation International 2004 Yearbook and Container Leasing Market 2003

[LOGO]

Growth in Port Container Liftings – 2002 to 2003

[GRAPHIC]

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World’s top 20 ports up 13% led by mainland China growth of 35%

Source:  Lloyd’s List Special Report on Top Container Ports, February 24,2004

[LOGO]

Container Purchase Prices and Steel Prices

[GRAPHIC]

Container purchase prices dictated by steel prices

[CHART]

Source: MEPS International and Containerisation International: Container Leasing Market 2003

[LOGO]

GE SeaCo Operating Fleet Utilisation

[GRAPHIC]

[CHART]

All key equipment types at 90% + in May 2004

GE SeaCo operating fleet includes all containers owned, leased in and managed by GE SeaCo

[LOGO]

Rates per $1,000 WDV for GE SeaCo Operating Fleet

[GRAPHIC]

[CHART]

Improving rates for total fleet and most equipment types

[LOGO]

Growth of Dry Freight Container Fleet

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[CHART]

Annual growth of 7.3% over last 10 years and steady ownership ratio

Source:  Containerisation International Container Leasing Market 2003

[LOGO]

Growth in Global Container Trade

[GRAPHIC]

[CHART]

	1999	2000	2001	2002	2003	2004	2005
Container ship TEU capacity growth	+4.1%	+7.8%	+7.8%	+8.0%	+7.3%	+7.6%	+9.0%

Encouraging outlook for dry freight container leasing

Source: Clarkson Research Studies May 2004

[LOGO]

Seaborne Refrigerated Trade

[GRAPHIC]

1998-2002 CAGR:  4.4%

2003-2008 CAGR:  5.4%

•                  Growth drivers:

•                  Seaborne refrigerated trade growth

•                  Conversion from porthole/conventional reefer ships

•                  Replacement of integral containers

[CHART]

Encouraging outlook for integral reefer leasing

Source:  DRI-WEFA

[LOGO]

The Future

[GRAPHIC]

•                  Focus investment on key product types

•                  Improve Global and Regional account management

•                  Innovate in lease product

•                  Invest in developing markets

•                  Update information system

•                  Reduce back-office costs

Evolution not revolution

[LOGO]

Container Division

[GRAPHIC]

sea containers

Daniel J O’Sullivan

Senior Vice President and Chief Financial Officer

[GRAPHIC]

Sea Containers Ltd

Cash Flow Summary

Year ended 31/12/2003
US$ M
EBITDA	265
Net Finance Costs	(85)
Income Tax	(8)
Undistributed earnings / other non-cash items	(30)
Cash element of non-recurring charges	(17)
Change in working capital	(27)
Operating Cash Flow	98
Capex	(38)
Acquisitions and investments	0
Proceeds from asset sales	229
Net cash used in investing activities	191
Free Cash Flow	289
Exclude non-recurring charges, working capital movement and proceeds from asset sales	(185)
Adjusted Free Cash Flow After Capex	104

SEA CONTAINERS LTD.

Management believes that EBITDA (earnings before interest, tax, depreciation and amortization) is a useful measure of operating performance, to help determine the ability to incur capital expenditure or service indebtedness, because it is not affected by non-operating factors such as leverage and the historic cost of assets.  However, EBITDA does not represent cash flow from operations as defined by U.S. generally accepted accounting principles, is not necessarily indicative of cash available to fund all cash flow needs and should not be considered as an alternative to earnings from operations under U.S. generally accepted accounting principles for purposes of evaluating results of operations.

This presentation and the accompanying oral remarks by management contain, in addition to historical information, information, forward-looking statements that involve risks and uncertainties.  These include statements regarding earnings growth, investment plans and similar matters that are not historical facts.  These statements are based on management’s current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements.  Factors that may cause a difference include, but are not limited to, those mentioned in the presentation, unknown effects on the transport, leasing and leisure markets in which the company operates of terrorist activity and any police or military response, varying customer demand and competitive considerations, inability to sustain price increases or to reduce costs, fluctuations in interest rates, currency values and public securities prices, variable fuel prices, variable container prices and container lease and utilization rates, uncertainty of negotiating, financing and completing proposed acquisition, disposal or capital expenditure transactions, inadequate sources of capital and unacceptability of finance terms and inability to reduce debt, global, regional and industry economic conditions, shifting patterns and levels of world trade and regional passenger travel, seasonality and adverse weather conditions, changes in ferry service and ship deployment plans, inability of Network Rail to maintain properly the U.K. rail infrastructure, uncertainty of reaching a settlement agreement with the U.K. Strategic Rail Authority and the possibility of arbitration of the dispute at significant cost to the company if no settlement is reached, and legislative, regulatory and political developments including the uncertainty of renewing the GNER rail franchise beyond April 2005 or obtaining other U.K. rail franchises.  Further information regarding these and other factors is included in the filings by the company and Orient-Express Hotels Ltd. with the U.S. Securities and Exchange Commission.

Sea Containers Ltd.

Investor Presentation

New York

June 10, 2004

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